SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported)  January 14, 1997

                        BALCOR PENSION INVESTORS - VII
         ------------------------------------------------------------
                           Exact Name of Registrant


Illinois                                0-15528
-----------------------------------     -----------------------------------
State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3390487
-----------------------------------     -----------------------------------
Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
-----------------------------------
Zip Code


              Registrant's telephone number, including area code:
                                (847) 267-1600

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
----------------------------------------------------------------------

US West Office Building
----------------------------------------

In 1987, the Partnership funded a $13,000,000 loan evidenced by a promissory note and secured by a first mortgage on the US West Office Building, Murray, Utah. In 1991 the Partnership obtained title to the property through foreclosure.

On January 14, 1997, the Partnership contracted to sell the property for a sale price of $14,250,000 to an unaffiliated party, Office Opportunity Fund III, L.P., a California limited partnership. The purchaser has deposited $300,000 into an escrow account as earnest money. The remainder of the sale price will be payable in cash at closing, scheduled for February 14, 1997. From the proceeds of the sale, the Partnership will pay a brokerage commission of $285,000 to an affiliate of the third party providing property management services for the property. The Partnership will receive the remaining proceeds of approximately $13,965,000, less closing costs. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Partnership for actual expenses incurred in connection with the sale.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.


ITEM 5. OTHER INFORMATION
-------------------------------------------

Jonathan's Landing Apartments
-------------------------------------

As previously reported, on August 30, 1996, a limited partnership (the "Limited Partnership") in which the Partnership and an affiliate hold interests and which owns Jonathan's Landing Apartments, Kent, Washington, contracted to sell the property to an unaffiliated party, Commercial Ventures, Inc., a Delaware corporation. The purchaser assigned its rights under the agreement of sale to an affiliate, Jonathan's Landing LLC, a California limited liability company, and the sale closed on November 21, 1996. The sale price was $21,300,000.
From the proceeds of the sale, the Limited Partnership paid $266,250 to an unaffiliated party as a brokerage commission, $325,890 of excise tax, closing costs of $50,644, and a fee of $159,750 to an affiliate of the third party providing property management services for the property for services rendered in connection with the sale. The Limited Partnership received the remaining proceeds of approximately $20,497,000, of which the Partnership's share was approximately $10,966,000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
----------------------------------------------------------------------

     (A)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

            None

     (C)  EXHIBITS:

          (99) Agreement of Sale and attachment thereto relating to the sale of the US West Office Building, Murray, Utah.

     No information is required under Items 1, 3, 4, 6 and 8 and these items have, therefore, been omitted.

Signature
-------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                         BALCOR PENSION INVESTORS-VII

                         By: Balcor Mortgage Advisors-VII, an Illinois general partnership, its general partner

                         By:  The Balcor Company, a Delaware corporation,
                              a partner

                         By:  /s/ Jerry M. Ogle
                             ------------------------------------
                                  Jerry M. Ogle, Vice President
                                  and Secretary


Dated:  January 28, 1997